(b)  Pro Forma Financial Information

                                  BIOLABS, INC.
                   PRO FORMA CONSENSED COMBINED BALANCE SHEET
                         SEPTEMBER 30, 2000 (UNAUDITED)

                                    HISTORICAL                                     PRO-FORMA
                                  BALANCE SHEET        PRO-FORMA ADJUSTMENTS     BALANCE SHEET
-----------------------------------------------------------------------------------------------
                                    Restated
                                    (note 2)
ASSETS

CURRENT ASSETS
   Cash and cash equivalents        $2,208,573                  -                  $2,208,573
   Amounts receivable                   19,643                  -                      19,643
   Prepaid Expenses                     18,545                  -                      18,545
-----------------------------------------------------------------------------------------------
                                     2,246,761                  -                   2,246,761
-----------------------------------------------------------------------------------------------

DEPOSIT ON PURCHASE                     50,000           $ (50,000)(A)                   -

INVESTMENT IN I.D. CERTIFY, INC.
   - preferred shares                  800,160            (800,160)(A)                   -

LONG-TERM INVESTMENT IN:
   Prion Developmental
     Laboratories, Inc.                725,410                  -                     725,410
   Biomedical Diagnostics, LLC       2,008,713            2,680,860(B)              4,689,573
   Biotherapies Incorporated         1,995,114            2,500,000(B)              4,495,114
                                     ---------
                                     4,729,237

OFFICE EQUIPMENT, - NET                 14,507                  -                      14,507
-----------------------------------------------------------------------------------------------
                                    $7,840,665            4,330,700               $12,171,365
===============================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

   Accounts payable and accrued
     liabilities                    $   27,216                  -                 $    27,216
   Promissory notes payable
     - shareholder                   2,093,639                  -                   2,093,639
-----------------------------------------------------------------------------------------------
                                     2,120,855                                      2,120,855
-----------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Preferred stock                         141                  -                         141
   Common stock                            972                  110(A)                   1082
   Additional paid-in capital       12,685,286            4,330,590(A)             17,015,876
   Accumulated deficit              (6,966,589)                 -                  (6,966,589)
                                    ----------                                      ---------
                                    5,719, 810                                     10,050,510
-----------------------------------------------------------------------------------------------
                                   $ 7,840,665            4,330,700               $12,171,365
===============================================================================================

See accompanying notes to the unaudited pro forma condensed combined financial statements

                                  BIOLABS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                NINE MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)

                                                     HISTORICAL                                     PRO-FORMA
                                                     OPERATIONS         PRO-FORMA ADJUSTMENTS      OPERATIONS
-----------------------------------------------------------------------------------------------------------------
                                                     Restated
                                                     (note 2)
REVENUE                                              $        -                 -                  $        -

EXPENSES
   Depreciation and amortization                          4,596                 -                       4,596
   General and administrative                           187,100                 -                     187,100
   Interest and bank charges                            417,736                 -                     417,736
   Investor relations                                   200,650                 -                     200,650
   Management and consulting fees                       589,398                 -                     589,398
   Professional fees                                    260,418                 -                     260,418
   Travel and promotion                                 128,301                 -                     128,301
-----------------------------------------------------------------------------------------------------------------
                                                      1,788,199                 -                   1,788,199
-----------------------------------------------------------------------------------------------------------------

LOSS BEFORE OTHER ITEMS                              (1,788,199)                -                  (1,788,199)
   Interest and miscellaneous income                     33,717                 -                      33,717

   Equity in loss of investment:
      Biomedical Diagnostics, LLC                      (482,862)             (670,215)(B)          (1,153,077)
      Biotherapies, Inc.                               (662,029)             (839,925)(A)          (1,501,954)
      Prion Development Laboratories, Inc.             (274,600)                -                    (274,600)
-----------------------------------------------------------------------------------------------------------------

Net Loss                                            $(3,173,973)           (1,510,140)            $(4,684,113)
=================================================================================================================

Loss per common share, basic and diluted                 $(0.37)                                       $(0.48)
=================================================================================================================

Weighted average number of common shares
used in computing loss per share, basic and diluted   8,887,428                                     9,987,428(B)
=================================================================================================================

See accompanying notes to the unaudited pro forma condensed combined financial statements

                                  BIOLABS, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------
                                                      BIOLABS HISTORICAL           PRO FORMA          PRO FORMA
                                                                                   ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------
   Expenses:
     Depreciation and amortization                    $         7,654                       -               7654
     Investor relations                                       123,329                       -            123,329
     Legal and accounting                                     130,261                                    130,261
     Listing and share transfer fees                           47,793                       -             47,793
     Management and consulting fees                           431,527                       -            431,527
     Office and miscellaneous                                  84,726                       -             84,726
     Rent and occupancy costs                                  27,344                       -             27,344
     Salaries and benefits                                     22,781                       -             22,781
     Telephone                                                 26,782                       -             26,782
     Travel and promotion                                     246,837                       -            246,837
-----------------------------------------------------------------------------------------------------------------------
                                                            1,149,034                       -          1,149,034
-----------------------------------------------------------------------------------------------------------------------

Loss before other income (expense)                         (1,149,034)                      -         (1,149,034)

Other income (expense):
     Interest income                                            4,898                       -              4,898
     Interest and bank charges (note 7(a))                     (6,792)                      -             (6,792)
     Gain on foreign exchange
     Equity in loss of investment:
         Biotherapies, Inc.                                  (177,857)               (925,411)(A)     (1,103,268)
         Biomedical Diagnostics, LLC                         (408,425)               (893,620)(B)     (1,302,045)
-----------------------------------------------------------------------------------------------------------------------
                                                             (588,176)             (1,819,031)        (2,407,207)
-----------------------------------------------------------------------------------------------------------------------

Loss for the period                                   $    (1,737,210)                              $ (3,556,241)

Loss per common share, basic and diluted              $         (0.25)                              $      (0.42)
=======================================================================================================================

Weighted average common shares outstanding,
   basic and diluted                                        7,965,484                                  9,065,484
=======================================================================================================================

See accompanying notes to the unaudited proforma condensed combined financial statements

NOTES TO THE UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION:

     The following unaudited pro forma financial information give effect to Biolabs, Inc.'s ("Biolabs") acquisition of 100,000 shares of common stock of Biotherapies Inc. ("Biotherapies") and a 50% interest in Biomed Technologies, LLC. The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future results of operations of Biolabs after its investment in Biotherapies.

     On December 5, 2000, Biolabs completed the acquisition of 100,000 common shares of Biotherapies and a 50% interest in Biomed Technologies, LLC. The only assets of Biomed Technologies, LLC consisted of patents and licensing rights to certain ovarian and prostate diagnostic and therapeutic technologies. The purchase price of $5,180,860 consisted of 1,100,000 common shares of Biolabs with a fair value of $4,330,700, the transfer of its holdings of 800,000 preferred shares and a warrant to purchase 160,000 common stock of ID Certify, Inc. with a fair value of $800,160 and cash consideration of $50,000. The Company accounted for the transaction by valuing the cash and all common shares at the fair value as evidenced by third party transactions. The residual amount in the transaction was applied to the Company's 50% interest in patents and rights held by Biomed Technologies, LLC for prostate diagnostics and therapeutics. Prior to December 31, 2000, Biomed Technologies, LLC was dissolved and Biolabs transferred it 50% interest in patents and rights held by Biomed Technologies, LLC to Biomedical Diagnostics, LLC, a Company which Biolabs has a 50% interest therein. The transfer was accounted for as an increase in Biolabs' investment in Biomedical Diaganostics, LLC. As a result of the acquisition of additional Biotherapies common shares, the Company's ownership percentage in Biotherapies increased from 16.6% to 26.6%, providing the Company with significant influence. The equity method of accounting for this investment became appropriate at this time.

     The proforma condensed combined balance sheet assumes the acquisition took place on September 30, 2000. The unaudited proforma condensed combined balance sheet reflects the appropriate pro forma adjustments to record the acquisition using the purchase method of accounting. The proforma condensed statement of operations for Biolabs for the fiscal year ended December 31, 1999 and the nine month period ended September 30, 2000 assumes the acquisition took place as of the beginning of the period, and combines the historical operations of Biolabs with the equity loss resulting from the historical results of Biotherapies for the corresponding periods, with proforma adjustments.

           Fair value of assets acquired:

           Biotherapies, Inc. common shares                           $2,500,000
           Patents and rights to prostate and ovarian
              diagnostics of joint venture                             2,680,860
                                                                      ----------
                                                                      $5,180,860
                                                                      ==========
         Consideration:

           Cash                                                          $50,000
           I.D. Certify, Inc. preferred shares and warrant               800,160
           Common shares of Company                                    4,330,700
                                                                      ----------
                                                                      $5,180,860
                                                                      ----------

     The allocation of the excess cost of the Company's acquisition of Biotherapies, Inc. over the Company's proportionate interests in the underlying net assets (liabilities) acquired of $2,506,289 has been allocated to intangible assets, which will be amortized over three years.

     The unaudited pro forma condensed statements of operations reflect additional equity loss recognized as a result of the Company's additional investment in Biotherapies. Prior to December 31, 2000, Biomed Technologies, LLC was wound up and its only assets, including patents and technology rights, were transferred into Biomedical Diagnostics, LLC, a joint venture which the Company has a 50% interest therein.

     The pro forma balance sheet reflects the increase in Biolabs' investment in Biomedical Diagnostics, LLC as a result of its December 2000 contribution of its 50% interest in patents and rights held by Biomed Technologies, LLC with a fair value of $2,680,860.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The pro forma combined financial statements included herein have been prepared by Biolabs without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. These pro forma combined financial statements should be read in conjunction with the consolidated financial statements and the notes thereto included in Biolabs Form 10-KSB for the fiscal year ended December 31, 2000, the unaudited consolidated financial statements and the notes thereto included in Biolab's Form 10-QSB for the nine months ended September 30, 2000 and the financial statements of Biotherapies included in this filing.

2.   RESTATEMENT OF PRIOR YEAR:

     The Company has restated its interim financial statements for the nine months ended September 30, 2000 to reflect the following adjustments:

-----------------------------------------------------------------------------------------------------------------------
                                                        AS PREVIOUSLY
                                                            REPORTED          ADJUSTMENTS             RESTATED
-----------------------------------------------------------------------------------------------------------------------
     At September  30, 2000:
         Long-term equity and cost
           investments                               $      6,454,791          $ (839,886)(a)       $4,729,237
                                                                                 (885,668)(b)

         Promissory notes payable- shareholder              3,033,791            (940,152)(e)        2,093,639

         Additional paid-in capital                        11,018,542             354,735 (c)        12,685,286
                                                                                  339,455 (d)
                                                                                  972,554 (e)

         Accumulated deficit                               (4,514,443)           (839,886)(a)       (6,966,589)
                                                                                 (885,668)(b)
                                                                                 (354,735)(c)
                                                                                  (32,402)(e)
                                                                                 (339,455)(d)

     For the nine months ended September 30, 2000:
        Equity loss of investments:
           Biotherapies, Inc.                                       -             662,029 (a)           662,029
           Biomedical Diagnostics, LLC                        190,033             392,829 (b)           482,862
           Prion Developmental Laboratories, Inc.                   -             274,600 (b)           274,600

         Finders Fee                                          200,000            (200,000)(e)                -
         Interest and bank charges                            185,334             232,402 (e)           417,736
         Management and consulting fees                       331,195             258,203 (d)           589,398
-----------------------------------------------------------------------------------------------------------------------

     (a) The Company has restated its 2000 interim financial statements to reflect a change in the method of accounting for its investment in Biotherapies from the cost method to the equity method. This retroactive change was required upon obtaining significant influence over the investment upon acquisition of a further 100,000 common shares of Biotherapies pursuant to a December 5, 2000 acquisition transaction.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     (b) The Company increased the equity in loss of its investment in Biomedical Diagnostics, LLC and Prion Developmental Laboratories, Inc. as a result of an adjustment for the amortization of excess cost of the Company's investment over its interest in the fair value of the net assets at the acquisition date and an adjustment to recognize the Company's equity loss in Prion Developmental Laboratories, Inc. for the period ended September 30, 2000.

     (c) The Company has recognized a beneficial conversion feature on convertible preferred shares issued in fiscal year 1999 in additional paid-in capital. The amortization of the beneficial conversion feature is recognized by a charge to equity, like a dividend, from the date of issuance to the earliest conversion date using the effective yield method.

     (d) The Company has recognized additional management and consulting expenses of $81,252 for stock options granted to non-employees in the year ended December 31, 1999 and $258,203 during the nine month period ended September 30, 2000.

     (e) The Company recognized discounts on promissory notes issued with warrants attached. The discounts are amortized to interest expense over the term of the debt using the effective yield method.

3.   PRO FORMA ADJUSTMENTS

     The pro forma condensed combined balance sheet reflects the following adjustments:

     (a) To record the consideration given consisting of the issuance of common shares with fair value of $4,330,700, payment of $50,000 cash previously paid on deposit and the transfer of the Company's $800,160 investment in preferred shares and warrants of ID Certify, Inc.

     (b) To record the purchase of 100,000 common shares of Biotherapies at their fair value of $2,500,000 and the acquisition of intangible assets held through a 50% interest in Biomed Technologies, LLC. The pro forma balance sheet reflects the increase in Biolabs' investment in Biomedical Diagnostics, LLC as a result of its December 2000 contribution of its 50% interest in patents and rights held by Biomed Technologies, LLC with a fair value of $2,680,860.

     The pro forma combined statements of operations reflects the following adjustments:

     (a) Adjustment to record additional equity loss on its investment in Biotherapies, as if the increased investment in Biotherapies had occurred at the beginning of the pro forma period.

     (b) Adjustment to record additional equity loss on its investment in Biomedical Diagnostics, LLC resulting from the amortization of intangible assets contributed to it. The intangible assets, including patents and licenses are being amortized over a period of three years.

     (c) Basic and diluted net loss per share for each period is calculated by dividing pro forma net loss by the common shares used to calculate net loss per share in the historical period of Biolabs plus the effect of the common stock of Biolabs which was issued under the Asset Purchase Agreement.